UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2015

ACTAVIS PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36867	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On March 17, 2015 (the “Closing Date”), Actavis plc, a company incorporated under the laws of Ireland (“Actavis”) completed its acquisition of Allergan, Inc., a Delaware corporation (“Allergan”) pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of November 16, 2014 (the “Merger Agreement”), by and among Actavis, Avocado Acquisition Inc., a Delaware corporation (“Merger Sub”) and Allergan.

Item 1.01. Entry into a Material Definitive Agreement.

Indemnification Agreements

Effective as of immediately following the effective time of the Merger (as defined below) (the “Effective Time”), Actavis entered into deeds of indemnification (the “Deeds of Indemnification”) with each of Michael R. Gallagher and Peter J. McDonnell, M.D. in connection with their appointment to the Board of Directors of Actavis (the “Board”) pursuant to the terms of the Merger Agreement and with each of Paul Navarre and Philippe Schaison in connection with their appointment as officers of Actavis. The Deeds of Indemnification provide indemnification to such directors and officers to the fullest extent permitted by the laws of Ireland, and in accordance with Actavis’ Memorandum and Articles of Association, for all expenses actually and reasonably incurred in any action or proceeding in which the director or officer is or may be involved in by reason of the fact that he is or was an Actavis director or officer, on the terms and conditions set forth in the Deeds of Indemnification. Further, Actavis agrees to advance expenses incurred by such directors and officers in defense of these proceedings, on the terms and conditions set forth in the Deeds of Indemnification. The Deeds of Indemnification also provide procedures for requesting and obtaining indemnification and advancement of expenses.

Effective as of the Effective Time, Actavis W.C. Holding Inc. (“U.S. Holdco”), an indirect wholly owned subsidiary of Actavis, entered into indemnification agreements (the “Holdco Indemnification Agreements”) with each of Michael R. Gallagher and Peter J. McDonnell, M.D. in connection with their appointment to the Board pursuant to the terms of the Merger Agreement and with each of Paul Navarre and Philippe Schaison in connection with their appointment as officers of Actavis. The Holdco Indemnification Agreements provide indemnification to such directors and officers to the fullest extent permitted by the General Corporation Law of Delaware (the “DGCL”), and in accordance with U.S. Holdco’s Bylaws, for all expenses actually and reasonably incurred in any action or proceeding in which the director or officer is or may be involved by reason of the fact that he is or was an Actavis director or officer, on the terms and conditions set forth in the Holdco Indemnification Agreements. Further, U.S. Holdco agrees to advance expenses incurred by such directors and officers in defense of these proceedings, on the terms and conditions set forth in the Holdco Indemnification Agreements. The Holdco Indemnification Agreements also provide procedures for requesting and obtaining indemnification and advancement of expenses.

The foregoing descriptions of the Deeds of Indemnification and the Holdco Indemnification Agreements do not purport to be complete and are qualified in their entirety by reference to the forms of the Deed of Indemnification and HoldCo Indemnification Agreement, respectively, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 17, 2015, pursuant to the Merger Agreement, Merger Sub merged with and into Allergan (the “Merger”), with Allergan continuing as the surviving company. As a result of the Merger, Allergan became an indirect wholly owned subsidiary of Actavis.

At the Effective Time, each share of Allergan common stock, par value $0.01 per share (the “Allergan Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by Actavis, Merger Sub, Allergan or any of their respective direct or indirect wholly owned subsidiaries) was converted into the right to receive (i) $129.22 in cash, without interest and (ii) 0.3683 of an ordinary share (each, an “Actavis Ordinary Share”) of Actavis (together, the “Merger Consideration”). No fractional Actavis Ordinary Shares will be issued in the Merger, and Allergan’s former stockholders will receive cash, without interest, in lieu of fractional Actavis Ordinary Shares, if any.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to Actavis’ Current Report on Form 8-K/A filed on November 18, 2014, and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by Actavis and Allergan with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by Actavis’ or Allergan’s shareholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the Merger Agreement and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Actavis’ public disclosures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously announced, in connection with the Merger each of Tamar D. Howson, John A. King, Jiri Michal and Andrew L. Turner resigned from the Board effective as of the Effective Time. The decision of each of Ms. Howson and Messrs. King, Michal and Turner to resign from the Board was not the result of any disagreement with Actavis on any matter relating to its operations, policies or practices.

(d) Effective immediately following the Effective Time, the Board has appointed each of Michael R. Gallagher and Peter J. McDonnell, M.D. to serve as members of the Board until Actavis’ 2015 annual general meeting of shareholders or such director’s earlier resignation, removal or death. Messrs. Gallagher and McDonnell were appointed pursuant to the terms of the Merger Agreement, which required Actavis to take action necessary to cause two members of the Board of Directors of Allergan to become members of the Board immediately following the Effective Time. The Board expects to determine whether to appoint each of Michael R. Gallagher and Peter J. McDonnell, M.D. to committees of the Board at its next regularly scheduled meeting.

(e)

Amended and Restated Allergan, Inc. 2011 Incentive Plan

In connection with the completion of the Merger, and effective as of the Effective Time, the compensation committee of the Board (the “Compensation Committee”) approved the amendment and restatement of the Amended and Restated Allergan, Inc. 2011 Incentive Award Plan (the “Legacy Allergan Plan”) to confirm and preserve Actavis’ ability to issue under the Legacy Allergan Plan the shares that remain available for issuance under the Legacy Allergan Plan (as appropriately adjusted to reflect the Merger) in satisfaction of the vesting, exercise or other settlement of options and other equity awards that may be granted by Actavis under the Legacy Allergan Plan following the completion of the Merger, subject to the requirements of the NYSE Listed Company Manual and interpretive guidance thereunder, including, without limitation, Rule 303A.08.

Transformation Incentive Awards

In connection with the Merger, the Compensation Committee approved the grant of Transformation Incentive Awards under the Amended and Restated 2013 Incentive Award Plan of Actavis plc (the “Amended and Restated Actavis Plan”), subject to shareholder approval of the Amended and Restated Actavis Plan. The Transformation Incentive Awards were granted to certain executives, including Messrs. Saunders, Bisaro, Meury, and Stewart and Ms. Hilado, and provide for settlement in cash or Actavis Ordinary Shares with an equivalent fair market value, at the discretion of the Compensation Committee, based on the achievement of pre-

established non-GAAP earnings per share and total shareholder return (relative to a pre-established peer group) goals during the performance period, which for the non-GAAP earnings per share goal commences on the closing date of the Merger and continues through December 31, 2017, and which for the total shareholder return goal commences on the closing date of the Merger and continues through December 31, 2018. The Transformation Incentive Awards granted upon the closing of the Merger were expressed in U.S. dollar value, with target award values as follows: Mr. Saunders ($15,000,000), Mr. Bisaro ($5,000,000), Mr. Meury ($5,000,000), Mr. Stewart ($5,000,000) and Ms. Hilado ($5,000,000), and the opportunity to earn up to a maximum of 200% of the respective officer’s target award. If Actavis shareholder approval of the Amended and Restated Actavis Plan is not obtained, all such Transformation Incentive Awards will become null and void.

The foregoing summary of the Transformation Incentive Award does not purport to be complete and is subject to and qualified in its entirety by reference to the terms and conditions of the Transformation Incentive Award Agreement, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On March 17, 2015, Actavis issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on March 17, 2015, Actavis issued a press release announcing that each of Michael R. Gallagher and Peter J. McDonnell, M.D., two former members of the Allergan Board of Directors, had been appointed to the Board. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Allergan that are required by this Item are substantially the same as those financial statements that were incorporated by reference as Exhibit 99.1 to Actavis’ Current Report on Form 8-K filed on February 19, 2015. Accordingly, no additional audited consolidated financial statements of Allergan are required to be included herein.

(b)	Pro Forma Financial Information

The pro forma financial information with respect to Allergan that is required by this Item is substantially the same as the pro forma information filed as Exhibit 99.1 to Actavis’ Current Report on Form 8-K filed on March 6, 2015. Accordingly, no additional pro forma information with respect to Allergan is required to be included herein.

(d)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc., and Allergan, Inc. (incorporated by reference to Exhibit 2.1 of Actavis plc’s Current Report on Form 8-K/A filed on November 18, 2014) *

10.1	Form of Deed of Indemnification, Actavis plc

10.2	Form of Holdco Indemnification Agreement, Actavis W.C. Holding Inc.

10.3	Form of Transformation Incentive Award Agreement

99.1	Press Release issued by Actavis plc on March 17, 2015

99.2	Press Release issued by Actavis plc on March 17, 2015

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Actavis hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “targets,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, Actavis’ or Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the anticipated size of the markets and continued demand for Actavis’ and Allergan’s products; Actavis’ and Allergan’s ability to successfully develop and commercialize new products; Actavis’ and Allergan’s ability to conform to regulatory standards and receive requisite regulatory approvals; availability of raw materials and other key ingredients; uncertainty and costs of legal actions and government investigations; the inherent uncertainty associated with financial projections; fluctuations in Actavis’ operating results and financial condition, particularly given our manufacturing and sales of branded and generic products; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs, and adverse tax consequences; the adverse impact of substantial debt and other financial obligations on the ability to fulfill and/or refinance debt obligations; risks associated with relationships with employees, vendors or key customers as a result of acquisitions of businesses, technologies or products; our compliance with federal and state healthcare laws, including laws related to fraud, abuse, privacy security and others; risks of the generic industry generally; generic product competition with our branded products; uncertainty associated with the development of commercially successful branded pharmaceutical products; uncertainty associated with development and approval of commercially successful biosimilar products; costs and efforts to defend or enforce technology rights, patents or other intellectual property; expiration of Actavis’ and Allergan’s patents on our branded products and the potential for increased competition from generic manufacturers; risks associated with owning the branded and generic version of a product; competition between branded and generic products; the ability of branded product manufacturers to limit the production, marketing and use of generic products; Actavis’ and Allergan’s ability to obtain and afford third-party licenses and proprietary technology we need; Actavis’ and Allergan’s potential infringement of others’ proprietary rights; our dependency on third-party service providers and third-party manufacturers and suppliers that in some cases may be the only source of finished products or raw materials that we need; Actavis’ competition with certain of our significant customers; the impact of our returns, allowance and chargeback policies on our future revenue; successful compliance with governmental regulations applicable to Actavis’ and Allergan’s respective third party providers’ facilities, products and/or businesses; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; Actavis’ and Allergan’s vulnerability to and ability to defend against product liability claims and obtain sufficient or any product liability insurance; Actavis’ and Allergan’s ability to retain qualified employees and key personnel; the effect of intangible assets and resulting impairment testing and impairment charges on our financial condition; Actavis’ ability to obtain additional debt or raise additional equity on terms that are favorable to Actavis; difficulties or delays in manufacturing; our ability to manage environmental liabilities; global economic conditions; Actavis’ ability to continue foreign operations in countries that have deteriorating political or diplomatic relationships with the United States; Actavis’ and Allergan’s ability to continue to maintain global operations; risks associated with tax liabilities, or changes in U.S. federal or international tax laws to which we are subject, including the risk that the Internal Revenue Service disagrees that Actavis is a foreign corporation for U.S. federal tax purposes; risks of fluctuations in foreign currency exchange rates; risks associated with cyber-security and vulnerability of our information and employee, customer and business information that Actavis stores digitally; Actavis’ ability to maintain internal control over financial reporting; changes in the laws and regulations, affecting among other things, availability, pricing and reimbursement of pharmaceutical products; the highly competitive nature of the pharmaceutical industry; Actavis’ ability to successfully navigate consolidation of our distribution network and concentration of our customer base; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; developments regarding products once they have reached the market and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2014, as amended from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2015	ACTAVIS PLC

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc., and Allergan, Inc. (incorporated by reference to Exhibit 2.1 of Actavis plc’s Current Report on Form 8-K/A filed on November 18, 2014) *

10.1	Form of Deed of Indemnification, Actavis plc

10.2	Form of Holdco Indemnification Agreement, Actavis W.C. Holding Inc.

10.3	Form of Transformation Incentive Award Agreement

99.1	Press Release issued by Actavis plc on March 17, 2015

99.2	Press Release issued by Actavis plc on March 17, 2015

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Actavis hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.